UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 13, 2009

INDUSTRIAL SERVICES OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane P.O. Box 32428 Louisville, Kentucky	40232
(Address of principal executive offices)	(Zip Code)

(502) 366-3452

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    Entry Into A Material Definitive Agreement.

On April 13, 2009, Industrial Services of America, Inc. exercised its option to purchase fixed assets under a lease agreement with Venture Metals, LLC, whereby Venture Metals leased all of its fixed assets, located at 3409 Camp Ground Road, Louisville, Kentucky, to ISA by virtue of a lease effective February 11, 2009.  Steve Jones, Jeff Valentine and Carlos Corona are the sole members of Venture Metals and are currently employees of ISA.  Under the notice of exercise of option to purchase fixed assets ISA agreed to purchase the fixed assets on April 17, 2009 for the purchase price of $1,498,884.66 less the aggregate amount of all rent paid by ISA to Venture Metals under the lease.  The lease payment owed by ISA to Venture Metals was $15,000 per month commencing March 1, 2009 with a pro-rata amount paid for the period from February 11, 2009 through February 28, 2009.  A further description of the lease agreement and related transactions is contained in Items 1.01 and 2.01 of Form 8-K for the event dated February 11, 2009, as filed on February 18, 2009, with the Securities and Exchange Commission by ISA.

At the time of the consummation of the option to purchase fixed assets, the lease agreement terminated.  In connection with the exercise of the option to purchase, Venture Metals had to satisfy outstanding obligations with respect to the fixed assets owed to a number of creditors.  The fixed assets include equipment such as cranes, loaders, scales, forklifts, computers, including computer software, furniture and certain leasehold improvements to the property at 3409 Camp Ground Road, Louisville, Kentucky.

ISA completed the acquisition of the real property at 3409 Camp Ground Road, Louisville, Kentucky, from Luca Investments, LLC, an affiliate of Venture Metals, on April 2, 2009.  A further description of this acquisition is contained in Items 1.01 and 2.01 of the Form 8-K for the event reported on April 2, 2009, as filed with the Securities and Exchange Commission on April 7, 2009.

ITEM 2.01     Completion of Acquisition or Disposition of Assets.

(a)        ISA completed the acquisition of fixed assets located at 3409 Camp Ground Road, Louisville, Kentucky from Venture Metals, LLC as described in Item 1.01 above, on April 17, 2009.

(b)        For a description of the assets purchased, see Item 1.01 above.

(c)        ISA purchased the fixed assets from Venture Metals, LLC, the members of which are Steve Jones, Jeff Valentine and Carlos Corona, who are currently employees of ISA.

(d)       ISA paid $1,498,884.66 for the fixed assets, which included payments of $630,100.54 to creditors of Venture Metals related to equipment leases.  In addition ISA received a credit of $30,000 for lease payments made under the lease agreement effective as of February 11, 2009 between Venture Metals and ISA resulting in $838,784.12 being paid to Venture Metals.

(e)        There is no relationship between the lender funding the acquisition of the fixed assets and ISA.  The source of the funding was a $12,000,000 loan from Branch Banking and Trust Company to ISA, the terms of which are described in the Form 8-K for the event reported February 11, 2009, as filed on February 18, 2009, with the Securities and Exchange Commission in Item 2.01 thereof.

(f)        Not applicable.

ITEM 9.01.    Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit            Description of Exhibit

10.1                 Notice of exercise of option to purchase fixed assets effective April 13, 2009 by and between Industrial Services of America, Inc. and Venture Metals, LLC

10.2                 Bill of Sale, dated April 17, 2009 between Venture Metals, LLC and Industrial Services of America, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Services of America, Inc.

Date: April 20, 2009	By:	/s/ Alan L. Schroering
Alan L. Schroering, Chief Financial Officer